SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)    September 16, 1999
                                                --------------------------------


                                 AQUAGENIX, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                   0-24490                 65-0419263
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(State or other jurisdiction      (Commission File           (IRS Employer
       or incorporation)               Number)             Identification No.)


           6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code   (954) 975-7771
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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


ITEM 5.  Other Events.
         -------------

         Effective August 30, 1999 and September 16, 1999, the Board of Directors of Aquagenix, Inc. accepted the resignations of Rodney K. Longman and Raymond Monteleone, respectively from the Board of Directors.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AQUAGENIX, INC.


                                            By: /s/ Russell M. Thompson
                                                ------------------------------
                                                Russell M. Thompson, President

DATED: September 22, 1999



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